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                                                                   Exhibit 10.14

                              AMENDMENT NO. 1 TO
                           STOCK PURCHASE AGREEMENT


          Amendment No. 1 (the "Amendment"), dated as of October 23, 1997, to the Stock Purchase Agreement (the "Agreement") dated as of October 1, 1997 by and among Prime Response Group Inc. (the "Company"), General Atlantic Partners 42, L.P. ("GAP LP") and GAP Coinvestment Partners, L.P. ("GAP Coinvestment").

          WHEREAS, the Company, GAP LP and GAP Coinvestment are parties to the Agreement pursuant to which the Company is selling to GAP LP and GAP Coinvestment 1,155,000 shares of Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Purchased Shares"); and

          WHEREAS, GAP LP and GAP Coinvestment desire to change the number of Purchased Shares being purchased by each of them without changing the total number of Purchased Shares being purchased by them.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Recitals.  The second recital of the Agreement is hereby amended
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and restated in its entirety as follows:

          WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to (a) GAP LP, for an aggregate purchase price of $18,667,450.24, an aggregate of 909,858 shares of Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") and (b) GAP Coinvestment, for an aggregate purchase price of $5,029,549.76, an aggregate of 245,142 shares of Preferred Stock.

          2.  Schedule 2.1.  Schedule 2.1 to the Agreement is hereby amended as
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follows:

          (a) the numbers set forth in the columns next to GAP LP are deleted and replaced with "909,858" and "$18,667,450.24," respectively; and

          (b) the numbers set forth in the columns next to GAP Coinvestment are deleted and replaced with "245,142" and "$5,029,549.76," respectively.

          3.   Schedule 3.7(a).  Schedule 3.7(a) to the Agreement is hereby
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amended as follows:

               (a) the number set forth in the column next to GAP LP is deleted and replaced with "909,858;" and
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               (b)  the number set forth in the column next to GAP Coinvestment is deleted and replaced with "245,142."

          4.  Miscellaneous.
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          (a) Counterparts.  This Amendment may be executed in any number of
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counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (b) Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws of any jurisdiction.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized on the first day above written.

                         PRIME RESPONSE GROUP INC.



                         By:  /s/ N.Prakash
                              -----------------------------
                              Name:  N. Prakash
                              Title: Treasurer

                         GENERAL ATLANTIC PARTNERS 42, L.P.
                         By:  General Atlantic Partners, LLC
                              its general partner

                              /s/ Stephen P. Reynolds
                         By:  _____________________________
                              Name:Stephen P. Reynolds
                              Title:A Managing Member

                         GAP COINVESTMENT PARTNERS, L.P.


                              /s/ Stephen P. Reynolds
                         By:  _____________________________
                              Name:Stephen P. Reynolds
                              Title: A General Partner